1996
                                    DECEMBER 31
                                   FOURTH QUARTER












                                        [LOGO]


                                     RAND CAPITAL
                                     CORPORATION

                                             January 24, 1997
          To Our Shareholders:


          One of our goals for 1996 was to improve shareholder communication. So, for the first time in Rand's history, we are issuing an unaudited fourth quarter report to provide more timely information. We also intend to produce an annual report, which will be sent in March, along with the Notice of our Annual Meeting.

          As we end the year, it is customary to provide a brief review of 1996 and a preview of 1997. There is only one way to describe 1996: it was a dismal year for the shareholders. As a company whose sole goal is to maximize shareholder value, we are dissatisfied with the results.

          Over the past few years, the movements in our stock price can be tied to the expectations of Aria Wireless Systems, Inc. This promising venture (along with our related investment in Bydatel) represented 46% of our assets at year end 1994 and attracted many new investors who bought Rand solely to own Aria. Unfortunately, the company failed and filed for bankruptcy protection in 1996. While Aria did file a reorganization plan in 1996, its initial failure led many shareholders to sell their stock throughout 1996. Quite often this created an excess of supply and drove the stock price to a low trade of $1.00 in February. The year ended with the stock price at $1.50.

          While the stock price was a disappointment, we are pleased with the changes we made in the strategy and structure of our company and its' investments. In conjunction with the Board of Directors, we developed a plan in early 1996 to provide Rand with a new strategy and the resources necessary for implementation. The four basic goals were :

               -    Reduce costs;
               -    Concentrate on investments that provide current income;
               -    Restructure current investments; and
               -    Raise new capital.

          We have successfully implemented all aspects of the plan, as illustrated by the following:

               -    Expenses were reduced 21% from 1995 to 1996;
               - We made four new investments bearing both an average interest rate of 10% and warrants;
               - Equity investments declined from 75% of our portfolio mix at year end 1995 to 63% by year end 1996; and
               - We raised approximately $2.5 million in new capital through a private placement offering of common shares in January 1997.

          In 1997, we will continue to follow the plan as outlined above. We are pleased with the results of our capital raising efforts, which will continue through February. The new shares were sold at net asset value, making it a non-dilutive transaction. This new capital will be used to grow our investment portfolio under our new strategy and to further our business plan objectives.

          In January 1997, we added to the strength of our Board of Directors by electing Luiz F. Kahl, former President of The Carborundum Company and Chief Executive Officer of BP Advanced Materials, subsidiaries of British Petroleum, plc, and manufacturers of high technology ceramic and composite materials. Mr. Kahl brings a wealth of international and manufacturing experience, rounding out the Board's diverse areas of expertise.

          It is appropriate to point out the significant contributions of our Directors. They were very active supporters of our company, and continued to demonstrate their confidence in new management by collectively having purchased a total of 350,000 shares in the open market and 392,000 shares in the private placement.

          In the fourth quarter, we liquidated our equity investment in Jamestown Savings Bank and sold 7,000 shares of Heartland Wireless Communications, Inc., generating a total of $667,000 in cash. In December, we converted our Mobile Data Solutions, Inc. debenture into 30,734 common shares. We recently sold all of those shares at a pre-tax gain of $500,000.

          Finally, we appreciate the support of our current shareholders
          and welcome your comments.   We are committed to providing
          exceptional shareholder value.


          Allen F. Grum                      Nora B. Sullivan
          President                          Executive Vice President

  Rand Capital Corporation
  Portfolio Valuation
  December 31, 1996

                                                                    December 31, 1996   September 30, 1996
                                                                   ------------------   ------------------
                                                                              Per                  Per
   Date       Company and                                                     Share                share
   Acquired   Business             Type of Investment  Cost        Value      of Rand   Value      of Rand
   ________   _______________      ------------------  --------    ------------------   ------------------

   6/23/95    AMERICAN TACTILE     Convertible          150,000     150,000      0.04      150,000    0.04
              CORP. Medina, NY.    debentures at 8%
              Develops equipment   due June 2000 and
              and systems to       April 2001 with
              produce ADA signs    detachable
              for the visually     warrants
              impaired

   8/29/91    ARS, INC.            Common stock - 25    125,000     250,000      0.06      250,000    0.06
              Cheektowaga, NY      shares
              Assembles and        Subordinated         375,000     750,000      0.18      750,000    0.18
              distributes          convertible
              replacement          debentures at 14
              automotive products  2/3%; due August
                                   2000


   11/6/95    BIO WORKS, INC.      Series A              56,000      56,000      0.01       56,000    0,01
              Geneva, N.Y.         Convertible
              Develops and         Preferred Stock -
              manufactures         32,000 shares
              biological
              alternative to
              chemical pesticides


   02/23/96   CLEARVIEW CABLE TV,  Common stock - 400    56,000      55,541      0.01       56,000    0.01
              INC.                 shares
              New Providence, NJ.
              Wireless cable
              television operator

   10/16/95   COMMERCIAL           Common stock -        85,000      85,000      0.02       85,000    0.02
              MAINTENANCE          148,526 shares
              ORGANIZATION, INC.
              Coral Springs, FL.
              Maintenance service
              network for
              retailers,
              restaurants,
              vendors


   9/13/94    COMPTEK RESEARCH,    Common stock -
              INC. Buffalo, NY.    49,221 shares
              Develops electronic  Term loan at prime   693,998     246,105      0.06      272,684    0.07
              systems for          less 1%, due June    102,678     102,678      0.03      112,946    0.03
              military and non-    1998
              military
              applications


   3/31/94    CORAL SYSTEMS, INC.  Series A
              Longmont, CO.        Convertible
              Develops fraud       preferred stock
              prevention software  200,000 shares       200,000
              for the wireless     Common stock -        18,271     440,493      0.10      440,493    0.10
              industry             11,993 shares


   3/18/96    HEALTHWAY PRODUCTS   Promissory Note,     100,000     100,000      0.02      100,000    0.02
              COMPANY, INC.        21% interest,
              Syracuse, NY.        4,667 warrants
              Manufactures air
              filters and climate
              control devices


   2/23/96    HEARTLAND WIRELESS   Common stock -        59,165      38,045      0.01      232,575    0.06
              COMMUNICATIONS,      2,880 shares
              INC. Richardson,
              TX. Wireless cable
              television system
              operator


   2/26/88    J. GIARDINO          First mortgage at    220,347     218,448      0.05      220,347    0.05
              Buffalo, NY. Owns    10% interest
              and leases
              commercial property


   11/9/95    JAMESTOWN SAVINGS    Common stock -       500,000           -         -      500,000    0.12
              BANK                 50,000 shares
              Jamestown, NY
              Community savings
              bank


   5/19/94    MOBILE DATA          Common stock -       100,000     465,851      0.11      315,560    0.07
              SOLUTIONS, INC.      30,734 shares
              Vancouver, BC.
              Develops mobile
              data software


   12/31/90   MOBILE MEDIA CORP.   Common stock -        94,250      34,729      0.01      325,575    0.08
              New York, NY.        71,292 shares
              Provider of paging
              and other wireless
              data services


   10/4/95    REFLECTION           Series J             500,000     500,000      0.12      500,000    0.12
              TECHNOLOGY, INC.     Convertible
              Waltham, MA.         Preferred Stock -
              Develops and         243,902 shares
              licenses
              proprietary virtual
              display technology


   1/6/95     TRANSWORLD           Common stock -       131,498      37,058      0.01      139,866    0.03
              TELECOMMUNICATIONS,  132,826 shares
              INC.
              Salt Lake City, UT.
              Wireless cable
              television systems
              operator


   12/11/92   ULTRA-SCAN           Common stock -       276,986     276,986      0.07      276,986    0.07
              CORPORATION          47,583 shares
              Buffalo, NY          Note at 6%, due       50,000      50,000      0.01       50,000    0.01
              Ultrasonic           June 1997
              fingerprint
              scanning technology


              OTHER INVESTMENTS    Other                100,060     100,060      0.02      100,060    0.02
                                                       --------    --------      ----       ------    ----

                                   Total portfolio               $3,956,994      1.94   $4,934,092    1.17
                                   investments

                                   Cash and money                 1,602,786      0.38    1,105,807    0.26
                                   market investments
                                   Net receivables                  145,233      0.03      199,389    0.04
                                   (payables)                       _______                -------

                                   Net assets before             $5,705,013      1.35   $6,239,288    1.47
                                   taxes

                                   Tax provision                  (795,351)    (0.19)    (795,351)  (0.19)
                                   (benefit)                      ---------              ---------
                                   Net assets                    $6,500,364             $7,034,639
                                                                  ---------              ---------


                                   Net asset value                              $1.54                $1.66
                                   per share
                                   (4,225,477)

          RAND CAPITAL CORPORATION

          BOARD OF DIRECTORS
          ---------------------------------------------------------------
                Reginald B. Newman II Chairman of the Board
          g     Thomas R. Beecher, Jr
                Allen F. Grum
          c,g   Ross B. Kenzie
          a,c   Willis S. McLeese
          c,g   Jayne K. Rand
          a     Donald A. Ross
          a     Frederick W. Winter
          a -   MEMBER OF AUDIT COMMITTEE
          c -   MEMBER OF COMPENSATION COMMITTEE
          g -   MEMBER OF GOVERNANCE COMMITTEE

          OFFICERS
          ---------------------------------------------------------------
               Allen F. Grum........President, Chief Executive Officer
               Nora B. Sullivan.....Executive Vice President
               Robin K. Penberthy...Secretary and Treasurer


          CORPORATE DATA
          ---------------------------------------------------------------
          General Counsel..................Hodgson, Russ, Andrews,Woods &
                                             Goodyear, LLP
          Independent Accountants..........Deloitte & Touche, LLP
          Transfer Agent and Registrar.....Continental Stock Transfer &
                                             Trust Company
          Stock Listing....................Over the Counter-NASDAQ symbol
                                             RAND

          We appreciate the support of our current shareholders and welcome your comments.

               Tel: 716-853-0802
               Fax: 716-854-8480
               Email: pgrum@randcap.com
               nsullivan@randcap.com